UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 3, 2008

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30229	04-3387074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

7 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2008, the Compensation Committee of the Board of Directors of Sonus Networks, Inc. (the “Company”) approved a severance and retention program and agreement for executive officers of the Company, including the principal financial officer and other named executive officers of the Company (each an “Executive”).

The severance program and agreement provide for post-termination benefits in the event an Executive’s employment is terminated by the Company without Cause (as defined in the agreement) or is terminated by the Executive for Good Reason (as defined in the agreement).  The post-termination benefits include: (1) a lump sum payment equal to the Executive’s annual base salary and target bonus; (2) continuation of payment of the Company’s share of benefits for 12 months; (3) payment of unreimbursed expenses and any accrued but unused vacation pay; (4) 12-months forward vesting of unvested options; and (5) complete vesting of unvested restricted stock.

Pursuant to the program and agreement, the Company will grant each Executive: (1) certain restricted shares of the Company’s common stock $0.001 par value  per share (“Restricted Stock”) under the Company’s 2007 Stock Incentive Plan (the “Plan”), subject to the terms of the Plan and the Company’s restricted stock agreement, which Restricted Stock shall vest 25% on September 15, 2009, 25% on September 15, 2010 and 50% on September 15, 2011 subject to continued employment at the Company by the Executive; and (2) additional Restricted Stock upon the achievement of certain performance metrics for the 2010, 2011 and 2012 fiscal years as determined by the Compensation Committee of the Board of Directors (“Performance Stock”), with the Executive eligible to be granted 1/3 of such Performance Stock during each of such fiscal years, and when issued, such Performance Stock shall be fully vested on the date of grant.

In the event of a change in control (as defined in the agreement), 100% of all Restricted Stock granted to an Executive shall accelerate and become fully vested and any and all restrictions on such Restricted Stock shall be terminated.

The number of shares granted, or eligible for granting, as applicable, to each Executive is set forth as follows:

Name	Title	Restricted Stock	Performance Stock

Matthew Dillon	Vice President Global Services	133,000	66,000
Richard J. Gaynor	Chief Financial Officer	200,000	100,000
Mohammed Shanableh	Vice President of Worldwide Sales	133,000	66,000

The agreement also contains other standard terms and conditions.

The foregoing summary is qualified in its entirety by reference to the Executive Severance and Arbitration Agreements, copies of which are attached as Exhibits 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	10.1	2007 Stock Incentive Plan (incorporated by reference from the Company’s Schedule 14A (File No. 000-30229), filed October 9, 2007 with the United States Securities and Exchange Commission).

	10.2	Executive Severance and Arbitration Agreement between Sonus Networks, Inc. and Matthew Dillon signed on October 7, 2008.

	10.3	Executive Severance and Arbitration Agreement between Sonus Networks, Inc. and Richard J. Gaynor signed on October 7, 2008.

	10.4	Executive Severance and Arbitration Agreement between Sonus Networks, Inc. and Mohammed Shanableh signed on October 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2008	SONUS NETWORKS, INC.

By:
/s/ Richard J. Gaynor
Richard J. Gaynor
Chief Financial Officer

Exhibit Index

10.1	2007 Stock Incentive Plan (incorporated by reference from the Company’s Schedule 14A (File No. 000-30229), filed October 9, 2007 with the United States Securities and Exchange Commission).

10.2	Executive Severance and Arbitration Agreement between Sonus Networks, Inc. and Matthew Dillon signed on October 7, 2008.

10.3	Executive Severance and Arbitration Agreement between Sonus Networks, Inc. and Richard J. Gaynor signed on October 7, 2008.

10.4	Executive Severance and Arbitration Agreement between Sonus Networks, Inc. and Mohammed Shanableh signed on October 7, 2008.